Exhibit 10.1

AMENDMENT NO. 2

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This amendment dated as of February 28, 2014 (“Amendment”) to the Agreement, as defined below, is entered into by and among Astronics Corporation (“Borrower”), each of the lenders under the Agreement, i.e., HSBC Bank USA, National Association, Bank of America, N.A. and Manufacturers and Traders Trust Company (collectively, the “Lenders”) and HSBC Bank USA, National Association as agent for the Lenders under the Agreement (“Agent”), and as the Swingline Lender and Issuing Bank. Terms used herein and not otherwise defined are used with their defined meanings from the Agreement.

Recitals

Borrower, the Agent and the Lenders are the present parties to a Third Amended and Restated Credit Agreement dated as of July 18, 2013, as amended pursuant to Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of December 31, 2013 (the “Agreement”).

Borrower has advised the Agent and the Lenders that Borrower has created a new Subsidiary, Astronics Test Systems Inc. (“ATS”), which intends to purchase substantially all of the assets of the EADS North America Test and Systems division of EADS North America Inc. (the “Asset Purchase”).

In connection with the Asset Purchase, the Borrower is electing to exercise its option to increase the Total Revolving Credit Commitment to $125,000,000 pursuant to Section 2.21 of the Agreement.

Borrower has also requested that the Agent and the Lenders temporarily increase the Maximum Leverage Ratio permitted under the Agreement.

The Lenders and the Agent are agreeable to the foregoing and each Lender is agreeable to becoming an Increasing Lender to the extent set forth in this Amendment.

The Borrower and each of the Guarantors will benefit from the changes to the Agreement set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders to, or for the benefit of, the Borrower and its Subsidiaries, the parties hereto agree as follows:

Conditions Precedent to this Amendment. This Amendment shall be effective as of the date first written above once the following conditions precedent are satisfied:

Amendment Documentation. The Agent shall have received: (a) six (6) originals of this Amendment executed by all parties hereto; (b) an original second replacement note in favor of each of the Lenders; (c) six (6) duplicate originals of a certificate signed by an Authorized Officer of the Borrower as required pursuant to Section 2.21(e) of the Agreement; and (d) such other documentation as the Agent may reasonably require.

Upfront Fee. The Borrower shall have paid to the Agent for the account of the Lenders an aggregate upfront fee in the amount of $250,000.

No Default. As of the date hereof, no Default or Event of Default shall have occurred and be continuing.

Representations and Warranties. The representations and warranties contained in the Agreement shall be true, correct and complete as of the date hereof as though made on such date, except to the extent such representations and warranties are expressly limited to a specific date.

Amendments. The Agreement is amended as follows:

Article I entitled “Definitions” is amended:

(a) By deleting the present definition of “Maximum Limit” and replacing it with the following definition:

“Maximum Limit” - The maximum aggregate amount which the Borrower can borrow from time to time under the Revolving Credit, which effective beginning on the date of Amendment No. 2 is $125,000,000.

(b) By deleting the present definition of “Guarantor” or “Guarantors” and replacing it with the following definition:

“Guarantor” or “Guarantors” - Individually, each of Astronics Advanced, Ballard, DME, LSI, Max-Viz, PECO, Astronics AeroSat Corporation (formerly Astronics AS Corporation) and ATS, and collectively, all of them, and any other Subsidiary of Borrower which is required to deliver a Guaranty hereunder.

(c) By amending the present definition of “Total Revolving Credit Commitment” to add the following sentence at the end thereof:

“Effective on the date of Amendment No. 2, the Total Revolving Credit Commitments shall be $125,000,000.”

(d) By adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 2”- Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of February 28, 2014 among the Borrower, the Lenders and the Agent.

“ATS”- Astronics Test Systems Inc., a Delaware corporation, and a Domestic Subsidiary of the Borrower.

Section 2.21 entitled “Expansion Option” is deleted in its entirety.

Section 6.15 entitled “Maximum Leverage Ratio” is deleted in its entirety and replaced with the following new Section 6.15:

6.15 Maximum Leverage Ratio. The Borrower will not permit the Leverage Ratio to exceed (a) 3.75 to 1 as of its fiscal quarter ending December 31, 2013; (b) 4.0 to 1.0 as of the end of its fiscal quarters ending on March 31, 2014 and June 30, 2014, (c) 3.75 to 1.0 as of the end of its fiscal quarters from September 30, 2014 through March 31, 2015, or (d) 3.5 to 1.0 as of the end of each fiscal quarter thereafter.

Schedule 2.1 entitled “Lenders’ Commitments” is deleted and replaced with Schedule 2.1 attached hereto.

Schedule 4.11 entitled “Subsidiaries; Affiliates” is amended as follows:

(a) Delete in subpart A “Astronics AS Corporation” and replace it with the following to reflect the name change of Astronics AS Corporation:

AstronicsAeroSat Corporation	Delaware	100%

(b) Add to subpart A the following new Subsidiaries of Astronics Corporation:

AstronicsTest Systems Inc.	Delaware	100%

AstronicsFrance	France	100%

(c) Add a new Subpart C titled “C. Subsidiary of Astronics France”:

P.G.A.Electronic	France	99.9%

Reaffirmations.

The Borrower hereby acknowledges and reaffirms the execution and delivery of its Second Amended and Restated General Security Agreement dated as of July 18, 2013 and as supplemented prior to the date hereof (collectively, the “Borrower Security Agreement”), and agrees that the Borrower Security Agreement shall continue in full force and effect and continue to secure the “Obligations” as defined therein, including all indebtedness to the Agent, the Lenders and the Issuing Bank arising under or in connection with the Agreement, as amended hereby, and any renewal, extension or modification thereof, and the documents executed in connection therewith. The Borrower further acknowledges and reaffirms the authorization of any financing statements filed against the Borrower in connection with the Borrower Security Agreement and acknowledges, reaffirms, ratifies and agrees that the filing of such financing statement or financing statements shall continue in full force and effect and continue to perfect the Agent’s security interest in any and all collateral described therein granted to the Agent, for the benefit of the Agent and the Lenders, by the Borrower under the Borrower Security Agreement or otherwise.

Each of the Guarantors hereby acknowledges and reaffirms the execution and delivery of the Second Amended and Restated Continuing Absolute and Unconditional Guaranty dated as of July 18, 2013 as supplemented and reaffirmed prior to the date hereof (collectively, the “Guaranty”) and the Second Amended and Restated General Security Agreement dated as of July 18, 2013 as supplemented prior to the date hereof (collectively, the “Guarantor Security Agreement”), and agrees that such Guaranty and the Guarantor Security Agreement shall continue in full force and effect and continue to guarantee or secure, as applicable, all “Obligations” as defined therein, including all indebtedness of the Borrower to the Agent, the Lenders and the Issuing Bank arising under or in connection with the Agreement, as amended hereby, and any renewal, extension or modification thereof, and the documents executed in connection therewith. Each Guarantor further acknowledges and reaffirms the authorization of any financing statements filed against such Guarantor in connection with the Guarantor Security Agreement and acknowledges, reaffirms, ratifies and agrees that the filing of such financing statement or financing statements shall continue in full force and effect and continue to perfect the Agent’s security interest in any and all collateral described therein granted to the Agent by such Guarantor under the General Security Agreement or otherwise.

Luminescent Systems, Inc. (“LSI”) hereby acknowledges and reaffirms the execution and delivery of the following mortgage documents (the “Mortgage Documents”):

a. An Agency Mortgage and Security Agreement (Acquisition Loan) dated as of October 1, 1999 and recorded in the Erie County Clerk’s Office October 27, 1999 in Liber 12860 of Mortgages at page 2304 (“1999 Acquisition Mortgage”);

b. An Agency Mortgage and Security Agreement (Building Loan) dated as of October 1, 1999 and recorded in Erie County Clerk’s Office October 27, 1999 in Liber 12860 of Mortgages at page 2343 (“1999 Building Mortgage”);

c. An Agency Mortgage and Security Agreement (Indirect Loan) dated as of October 1, 1999 and recorded in the Erie County Clerk’s Office October 27, 1999 in Liber 12860 of Mortgages at page 2380 (“1999 Indirect Mortgage”);

d. Assignment of Mortgage and First Modification of Agency Mortgage and Security Agreement, each dated as of January 22, 2009 by which the 1999 Acquisition Mortgage, the 1999 Building Mortgage and the 1999 Indirect Mortgage were assigned by HSBC Bank USA, National Association to the Agent.

LSI agrees that each of the Mortgage Documents shall continue in full force and effect and continue to secure the “Obligations” as defined therein, up to the amount set forth in such Mortgage Documents, including, without limitation, indebtedness arising under or in connection with the “Term Loan” under the Agreement.

Each of LSI and the Borrower hereby acknowledges and reaffirms the execution and delivery of the following documents to which they are a party (each as defined in the Reaffirmation Agreement dated as of July 18, 2013 by the Borrower and LSI, DME and Astronics Advanced:

a.	1998 Reimbursement Agreement;
b.	1998 Collateral Documents;
c.	1998 Guaranty;
d.	1999 Reimbursement Agreement;
e.	1999 Collateral Documents;
f.	1999 Mortgages;
g.	2007 Reimbursement Agreement;
h.	2007 Collateral Documents;
i.	2007 Mortgages;
j.	Astronics Guaranties.

Each of LSI and the Borrower further agrees and acknowledges that the 1998 Collateral Documents, the 1999 Collateral Documents and the 2007 Collateral Documents shall continue in full force and effect and secure the “Obligations” under the 1998 Reimbursement Agreement, the 1999 Reimbursement Agreement and the 2007 Reimbursement Agreement, as applicable, and any renewal, extension or modification thereof, and the documents executed in connection therewith.

The Borrower further agrees and acknowledges that the Astronics Guaranties continue in full force and effect and guarantee the “Obligations” under the 1998 Reimbursement Agreement, the 1999 Reimbursement Agreement and the 2007 Reimbursement Agreement, as applicable, and any renewal, extension or modification thereof, and the documents executed in connection therewith.

Other.

This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. This Amendment, to the extent signed and delivered by means of a facsimile machine or e-mail scanned image, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail scanned image to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by e-mail as a defense to the formation of a contract and each party forever waives such defense.

This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may be in effect from time to time, without regard to principles of conflicts of law.

Borrower shall take such other and further acts, and deliver to the Agent and the Lenders such other and further documents and agreements, as the Agent shall reasonably request in connection with the transactions contemplated hereby.

[Signature Page Follows]

The Borrower, the Agent and the Lenders have caused this Amendment to be duly executed as of the date shown at the beginning of this Amendment.

ASTRONICS CORPORATION

By:
David C. Burney
Vice President - Finance

Consented to, and Agreed, as of the date of this Amendment by the following Guarantors:

ASTRONICS ADVANCED ELECTRONIC SYSTEMS CORP.
LUMINESCENT SYSTEMS, INC.
D M E CORPORATION
BALLARD TECHNOLOGY, INC.
MAX-VIZ, INC.
ASTRONICS AEROSAT CORPORATION
PECO, INC.
ASTRONICS TEST SYSTEMS INC.

By:
David C. Burney, Treasurer

HSBC BANK USA, NATIONAL ASSOCIATION
as Agent

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION as a Lender, Swingline Lender and Issuing Bank

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:
Name:
Title:

SCHEDULE 2.1

LENDERS’ COMMITMENTS

Lender	Revolving Credit Commitments	Term Credit Commitments	Total Commitments	Applicable Percentage
HSBC Bank USA, N.A.	$51,470,588.24	$78,235,294.12	$129,705,882.36	41.17647059%
Bank of America, N.A.	$51,470,588.24	$78,235,294.12	$129,705,882.36	41.17647059%
Manufacturers and Traders Trust Company	$22,058,823.52	$33,529,411.76	$55,588,235.28	17.64705882%
Total	$125,000,000.00	$190,000,000.00	$315,000,000.00	100.00%

Applicable Lending Offices:

Lender	Domestic Lending Office	Libor Lending Office

HSBC Bank USA, National Association	452 Fifth Avenue New York, NY 10018 Attn: Loan Agency	452 Fifth Avenue New York, NY 10018 Attn: Loan Agency

Bank of America, N.A.	2001 Clayton Road Concord, CA 94520 Attn: AnnaMaria Finn CreditService Rep.	2001 Clayton Road Concord, CA 94520 Attn: Anna Maria Finn Credit Service Rep.

Manufacturers and Traders Trust Company	One Fountain Plaza Buffalo, NY 14203	One Fountain Plaza Buffalo, NY 14203

ISSUING BANK’S COMMITMENT

Issuing Bank	Letter of Credit Commitment

HSBC Bank USA, National Association	$20,000,000